AFL-CIO HOUSING INVESTMENT TRUST

PROJECT DESCRIPTION	18 Sixth Avenue at Pacific Park is an 858-unit apartment development currently under construction adjacent to the Barclays Center in Brooklyn, NY. With a total development cost of $710 million, a 50-story mixed-use, mixed-income apartment building is being erected on the site which will contain an above grade gross building area of 809,220 square feet upon completion. Of the 858 residential units, 601 units will be market rate and 257 will be affordable. The development is targeting a LEED designation for sustainability. Additionally, the project is close to Brooklyn's largest (and New York City's 3rd largest) transit hub, making it easily accessible by mass transit to all parts of New York City and the region.

HIT ROLE	The AFL-CIO Housing Investment Trust (HIT) is part of a syndicate of institutional lenders that together are providing an aggregate $460 million construction loan for the development of 18 Sixth Avenue at Pacific Park. The HIT's $100 million commitment represents the largest direct construction loan in its history.

SOCIAL IMPACT

This is the 6th phase of the Pacific Park revitalization in Brooklyn. 18th Sixth Avenue at Pacific Park, the tallest tower of the mega-development, will create nearly 3.9 million hours of union construction work and generate $982.9 million in total economic benefits. The project is being constructed under a Project Labor Agreement negotiated by the Building and Construction Trades Council of Greater New York. The 257 affordable housing units will be designated as affordable to families earning 130% of Area Median Income.

The project is HIT's 68th project in New York.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $100 Million	Total Development Cost $710 Million	858 Units of housing, with 30% affordable units	3,881,830 Hours of Union Construction Work Generated	$185.2 Million Tax revenue generated	$982.9 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | 18 Sixth Avenue at Pacific Park-Brooklyn, NY

"The Pacific Park development is creating much needed housing in Brooklyn while ensuring that a transformative development of this scale is built with the quality, timeliness and safety that New York City has come to expect from the unions of the Building Trades. Bringing pension capital to the table only makes the partnership stronger."

—	Gary LaBarbera, President
Building and Construction Trades Council of Greater New York

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT's website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT's portfolio. Investors should consider the HIT's investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT's prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

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